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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K/A
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                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report June 17, 1996
               (Date of earliest event reported):  April 4, 1996



                             HARBINGER CORPORATION
                (Exact name of Company specified in its charter)



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
          GEORGIA                               0-26298                            58-1817306
(State or other jurisdiction of       (Commission File Number)          (IRS Employer Identification No.)
incorporation or organization)
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  1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                       30319
    (Address of principal executive offices)                     (Zip Code)




                                 (404) 841-4334
               (Company's telephone number, including area code)


      This Form 8-K/A amends Registrant's previously filed Form 8-K dated April 4, 1996, which was filed on or about April 18, 1996.

     This document includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K.




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. The following financial statements for NTEX Holding B.V. as of and for December 31, 1995 are attached hereto as Exhibit 99(a):

         -Report of the Auditors
         -Consolidated Balance Sheet as of December 31, 1995
         -Consolidated Statement of Operations for the Year ended December 31,
                 1995
         -Consolidated Statement of Shareholders' Equity (Deficiency )for the
                 Year ended December 31, 1995
         -Consolidated Statement of Cash Flows for the Year ended December 31,
                 1995
         -Notes to Consolidated Financial Statements for the Year ended
                 December 31, 1995

(b) Pro Forma Financial Information. Attached hereto as Exhibit 99(b) are the unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1995 and the unaudited pro forma consolidated condensed balance sheet as of December 31, 1995.



(c)       Exhibits.

         2(a)    Definitive Purchase agreement dated April 4, 1996 (previously filed).


         99(a)   Audited Financial Statements of NTEX Holding, B.V. for the
year ended December 31, 1995.

         99(b)   Unaudited pro forma consolidated condensed statement of
operations for the year ended December 31, 1995 and the unaudited consolidated condensed balance sheet as of December 31, 1995.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HARBINGER CORPORATION


                                        /s/ Joel G. Katz
                                        --------------------------------
                                        JOEL G. KATZ
                                        Vice President, Finance
                                        (Principal Financial Officer;
                                        Principal Accounting Officer)

Date:  June 17, 1996





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                         INDEX TO FINANCIAL STATEMENTS


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NTEX HOLDING, B.V.

Report of the Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-3
Consolidated Balance Sheet as of December 31, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-4
Consolidated Statement of Operations for the
         Year ended December 31, 1995   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-5
Consolidated Statement of Shareholders' Equity (Deficiency) for the
         Year ended December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-6
Consolidated Statement of Cash Flows for the
         Year ended December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-7
Notes to Consolidated Financial Statements for the
         Year ended December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-8

HARBINGER CORPORATION

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1995  . . . . . . . . . . . . . . . . . . . . . .   F-14
Unaudited Pro Forma Consolidated Statement of Operations for the
         Year ended December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-15
Notes to Unaudited Pro Forma Consolidated Condensed
         Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-16
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